Supplement to the
Fidelity® Total Bond K6 Fund
October 30, 2021
Prospectus

The following information supplements similar information found in the ”Fund Summary” section under the ”Portfolio Manager(s)” heading.

Sean Corcoran (co-manager) has managed the fund since June 2022.

The following information supplements the biographical information found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Sean Corcoran is co-manager of the fund, which he has managed since June 2022. He also manages other funds. Since joining Fidelity Investments in 2001, Mr. Corcoran has worked as a research analyst and portfolio manager.

TBDK6-22-01 1.9886691.101	June 1, 2022